DocuSign Envelope ID: F7BD87B5-1F95-4C2B-855B-514503F34A41 April 20, 2020 Crimson Wine Group 2700 Napa Valley Corporate Drive Suite B Napa, CA 94558 RE: Loan No. 009000075965 (the “Loan”) Dear Member: American AgCredit, PCA ("Lender") is pleased to inform you that we have approved your loan request subject to the terms and conditions as contained in the enclosed Payroll Protection Program Credit Agreement and Promissory Note dated April 20, 2020 ("Note and Agreement") and related loan documents. You will need to comply with the following conditions in order to close the Loan: 1. Loan Documents. Please arrange for execution and delivery to Lender of the following documents within 2 business days from Borrower’s receipt of such documents: 1.1 Paycheck Protection Program Credit Agreement and Promissory Note 1.2 Interest Rate Disclosure Statement 2. PATRIOT Act Compliance. Lender shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations. 3. NON-PATRONAGE LOAN. This Loan will be treated as a non-patronage loan, and as such, this Loan will not be included in any of Lender’s patronage programs. Miscellaneous: The Note and Agreement, the loan document(s) enclosed with the Note and Agreement, any documents previously signed and this letter set forth all of the terms and conditions of your loan. Please read them carefully before signing. If you do not believe that the loan documents correctly state the terms and conditions, do not sign them and please contact me immediately. If you have any questions, please feel free to contact me. Sincerely, American AgCredit Delivery Team Enclosure(s)

DocuSign Envelope ID: F7BD87B5-1F95-4C2B-855B-514503F34A41 Lender Loan No. 009000075965 SBA Loan No. 20779071-10 Crimson Wine Group PAYCHECK PROTECTION PROGRAM CREDIT AGREEMENT AND PROMISSORY NOTE This Paycheck Protection Program Credit Agreement and Promissory Note (“Note and Agreement”) is made and entered into as of April 20, 2020 by and between American AgCredit, PCA (“Lender”) and the undersigned borrower(s) (hereinafter collectively, whether one or more, “Borrower”), and is being made under the authorities, requirements and restrictions of sections 1102 and 1106 of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act” or the “Act”). A. PROMISSORY NOTE AND CREDIT AGREEMENT 1. Promise to Pay and Purpose. Borrower unconditionally promises to pay to Lender, or order, at the times, place and in the manner designated herein, in lawful money of the United States of America in immediately available funds, the principal amount of $3,819,521.91, or such lesser principal amount as may be from time to time advanced by Lender pursuant to this Note and Agreement, together with interest on the unpaid principal amount outstanding from time to time from the date of this Note and Agreement at the rate provided in this Note and Agreement for the primary purpose of financing payroll costs and other costs and expenses allowable under the Act (the “Loan”). The Loan shall be the joint and several obligation of all Borrowers, and each Borrower expressly waives any right to first require Lender to proceed against any other Borrower. All individuals and entities signing this Note and Agreement are jointly and severally liable. Borrower understands, acknowledges, and agrees that: (i) the Loan is made pursuant, and subject, to the Payment Protection Program (“PPP”) for financial assistance established by the Act signed into federal law on or about March 29, 2020; (ii) the PPP is a program authorized by the Act that is administered by the Small Business Administration (“SBA”) and, for at least those reasons, repayment and other terms under the PPP may change as the SBA administers the program based on subsequent actions and decisions of the U.S. Federal government and based on applicable law; (iii) the Loan and the loan documents signed in connection herewith shall be construed and applied to be consistent with applicable law, notwithstanding anything to the contrary; and (iv) no inference in favor of any of the parties shall be drawn from the fact that any such party has drafted any portion of the loan documents signed in connection with the Loan. 2. Collateral. This Loan is unsecured. 3. Disbursement of Loan Funds. Loan funds will be disbursed to Borrower pursuant to Borrower’s instructions. 4. Repayment. 4.1 Pursuant to the terms of the Act, all or a portion of the Loan may be forgiven. The actual amount of loan forgiveness will be determined by Lender after SBA approves Borrower’s request for forgiveness and Lender receives approved proceeds from SBA as determined under the Act. Borrower will be responsible for repayment to Lender for any amount of the Loan that is not forgiven. 4.2 If all or a portion of the Loan is not forgiven, any accrued and unpaid interest shall be added to the balance of the outstanding Loan amount (the “Adjusted Loan Balance”). 4.3 Borrower shall pay the Adjusted Loan Balance in equal monthly principal and interest payments, commencing on the first day of the month following the six-month anniversary from the Date of Disbursement. The payments will be based on an amortization period of 18 months. Borrower shall pay the Adjusted Loan Balance and all accrued interest in full on the Maturity Date. 4.4 Lender may apply any payment received to principal, interest, or any part of the Loan as Lender, in its sole discretion, may choose. Any payment received by Lender after Lender has closed its books for the day will be applied on the subsequent Business Day. 5. Interest. 5.1 Fixed Rate. Commencing on the date that loan funds are disbursed by Lender, the rate of interest shall be a per annum rate of 1.00% except as otherwise provided herein. 5.2 Interest Rate Conventions. Interest will be charged on that part of the outstanding principal balance that has not been paid and shall be calculated on the basis of the actual number of days elapsed over a three hundred sixty day (360) calendar year. 6. Default Interest; Maturity Interest. In the event of default or upon maturity of the Loan, interest may accrue on the indebtedness owed or incurred in connection with the Loan at a higher rate of interest as provided more specifically below but only to the extent permitted by law. At any time that there exists an event of default under the Loan, the applicable rate of interest on the entire unpaid balance of the Loan, including the unpaid balance of any and all fees, costs, and expenses incurred by Lender to the extent permitted by law, shall be the lesser of (i) 6% per annum or (ii) the maximum rate allowed by law for so long as any event of default continues to exist and has not been cured as determined by Lender. This default interest rate shall not be applied to the Loan if the SBA or any other governing agency determines that such rate is not allowed. The applicable rate of interest on the entire unpaid balance of the Loan after the Loan matures by acceleration or otherwise, including any and all unpaid fees, costs, and expenses incurred by Lender to the extent permitted by law, shall be the lesser of (i) 6% per annum or (ii) the maximum rate allowed by law until the indebtedness is Note and Agreement (04-20) Page 1 of 4

DocuSign Envelope ID: F7BD87B5-1F95-4C2B-855B-514503F34A41 paid in full as determined by Lender. This maturity interest rate shall not be applied to the Loan if the SBA or any other governing agency determines that such rate is not allowed. 7. Covenants and Conditions. In addition to the terms contained in the other Loan Documents, the following terms and conditions apply to this Loan: 7.1 Payment of Tax Obligation. Borrower shall pay all tax obligations when due, unless the obligation to make the payment is timely being disputed in good faith and is being diligently contested in all appropriate proceedings, in which event Borrower shall notify Lender in writing of such dispute. 7.2 Further Assurances. At Lender's request and at Borrower's expense, Borrower will execute, acknowledge, and deliver all other instruments and perform all other acts necessary, desirable, or proper to carry out the purposes of the Loan Documents or to perfect and preserve any liens created by the Loan Documents. 7.3 Waiver of Defenses. Borrower waives any and all defenses arising by reason of (i) any disability or other defense of any other Borrower with respect to the amounts owed to Lender, (ii) the termination for any reason whatsoever of the liability of any other Borrower, and (iii) any act or omission of Lender that results in or aids the discharge or release of any other Borrower or any lien provided by any Borrower. Each Borrower warrants and agrees that each of the waivers set forth above is made with each Borrower's full knowledge of its significance and consequences, and under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law. 7.4 Change in Debt. Borrower shall not change its debt structure in a manner that would negatively impact the Borrower’s ability to repay the Loan as determined in the Lender’s sole discretion. 7.5 Use of Loan Proceeds. Borrower shall use loan proceeds for the purposes authorized and approved in the Act. In no event shall Borrower use any loan proceeds for any purpose that is not permitted under law. 7.6 Sale of Loan. Borrower understands and agrees that this Loan, after it is fully disbursed, may be sold on the secondary market to another lender and that upon such sale, Borrower shall recognize the subsequent purchaser as the legal holder of the Note and Agreement and purchaser’s ability to collect all amounts due and owing under this Note and Agreement. 7.7 Waiver of Borrower’s Rights. Borrower hereby waives any and all of their rights under those certain statutory and regulatory rights and remedies normally afforded to qualified borrowers of Farm Credit System lending institutions pursuant to the Farm Credit Act of 1971, as amended, and regulations of the FCA as more particularly described in the attached Interest Rate Disclosure which is incorporated herein by reference (the “Borrower’s Rights”) as they relate to this Loan only. 8. Events of Default. The occurrence of any one or more of the following events, unless remedied or waived by Lender, shall constitute an “Event of Default”: (i) Borrower fails to pay any portion of the Loan owed to Lender as and when due or declared due; (ii) Borrower fails to do anything required by this Note and Agreement and other Loan Documents; (iii) Borrower defaults on any other loan with Lender; (iv) Borrower does not preserve, or account to Lender’s satisfaction for, any of the collateral or its proceeds; (v) Borrower does not disclose, or anyone acting on Borrower’s behalf does not disclose, any material fact to Lender or SBA; (vi) Borrower makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA; (vii) Borrower defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Loan; (viii) Borrower fails to pay any taxes when due; (ix) Borrower becomes the subject of a proceeding under any bankruptcy or insolvency law; (x) Borrower has a receiver or liquidator appointed for any part of their business or property; (xi) Borrower makes an assignment for the benefit of creditors; (xii) Borrower has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note and Agreement; (xiii) Any Borrower dies, reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or (xiv) Borrower becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note and Agreement. 9. Remedies. If an Event of Default shall occur or exist, Lender shall have all rights and remedies available under the Loan Documents and accorded by law or equity. All rights and remedies of Lender in connection with the Loan Documents are cumulative and not exclusive and shall be in addition to any other rights or remedies provided by law or equity. 10. Representations and Warranties. Borrower represents and warrants to Lender as follows: (i) the execution, delivery, and performance of the Loan Documents have been duly authority by all necessary action of Borrowers, do not require the consent of any other person, regulatory authority, or governmental body, and do not conflict with, violate, or constitute a default under: (a) any provision of the organizational documents of, or any other agreement or instrument binding upon, Borrower; or (b) any law, governmental regulation, court decree, or order applicable to Borrower; (ii) Borrower is qualified to do business in all jurisdictions in which it transacts business and has all necessary licenses and permits required by such jurisdictions; each Borrower that is not a natural person is duly organized, existing and in good standing under the laws of the state of its formation; the officers executing the Loan Documents are duly in office and authorized to execute them; and the organizational documents presented to Lender have not been amended or revoked; (iii) all information provided in connection with this Loan including any financial statements submitted to Lender is true and correct in all material respects, and such financial statements fairly and completely present the financial condition of Borrower as of its effective date, and since its effective date there has been no material adverse change in the financial condition or operations of Borrower; and (iv) except as disclosed to Lender in writing, there is no litigation, and no proceedings before a governmental agency, now pending or threatened against Borrower; this Section 10 shall survive termination of this Note and Agreement. 11. Further Representations and Warranties. Borrower further represents and warrants to Lender as follows: (i) (a) Borrower has 500 or fewer employees whose principal place of residence is in the United States, Borrower was in operation on February 15, 2020 and either had employees for whom Borrower paid salaries and payroll taxes or paid independent contractors, as reported on a Form 1099-MISC; or (b) Borrower is an individual who operates under a sole proprietorship or as an independent contractor or eligible self- employed individual, and were in operation on February 15, 2020; (ii) Borrower is not engaged in any activity that is illegal under federal, state, or local law; (iii) No owner of 20 percent or more of the equity of Borrower is incarcerated, on probation, on parole; presently subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction; nor has been convicted of a felony within the last five years; (iv) Neither Borrower, nor any business owned or controlled by Borrower nor any of Borrower’s owners, has ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted within the last seven years and caused a loss to the government; and (v) Borrower is eligible to receive this loan and has satisfied all of the requirements for same. B. MISCELLANEOUS 1. General Provisions. Borrower hereby severally waives diligence, presentment, demand, protest and notice of protest, notice of dishonor, notice of non-payment, and notice of any other kind whatsoever, and all defenses on the grounds of any extension of time of payment or release of collateral or parties. The SBA has given Note and Agreement (04-20) Page 2 of 4

DocuSign Envelope ID: F7BD87B5-1F95-4C2B-855B-514503F34A41 value to Lender in reliance upon this Note and Agreement, and Borrower severally waives any and all defenses or rights of offset which Borrower may have against Lender when this Note and Agreement is held by said Bank or its successors or assigns. Failure on the part of Lender to exercise any power or right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall not constitute a waiver thereof. Any waiver by Lender must be in writing and signed by Lender. No waiver of default by Lender shall operate as a waiver of any other default or of the same default on a future occasion. 2. Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions of such Loan Document or affecting the validity or enforcement of such provision in any other jurisdiction. 3. Loan Charges. If the interest or other charges collected or to be collected in connection with the Loan exceed any limit under applicable law, then (i) any such interest or charge shall be reduced by the amount of such excess; and (ii) any sums already collected which exceed such limit shall be refunded to Borrower without interest thereon. At the sole discretion of Lender, such refund may be directly refunded to Borrower or applied to reduce the principal or interest portion of the indebtedness. Any such reduction of principal will be treated as a partial prepayment. 4. Disputed Payments. All communications concerning disputed payment amounts, including any loan or other payment tendered as “payment in full” or in “full satisfaction” of the indebtedness, must be sent to Lender at the following address: American AgCredit, Disputed Accounts, P.O. Box 1120, Santa Rosa, California 95402-1120. Any such payment must be marked accordingly and must indicate the Borrower’s loan number. Lender reserves the right to reject any such payment. 5. Survival of Warranties and Covenants. The warranties, representations, conditions, covenants, and agreements in the Loan Documents will survive and will continue in full force until the Loan has been paid in full, as determined by Lender. Nothing in this Section 5 is intended to limit any other provision of the Loan Documents that by their stated terms survive the repayment of the Loan or the termination of any Loan Document. 6. Number. When the context and construction so require, all words used in the singular will be deemed to have been used in the plural and vice versa. 7. No Offset. Borrower will pay to Lender all amounts owing and perform all other obligations, under any Loan Document, without deduction, offset, or counterclaim. 8. Fees, Expenses and Costs; Costs of Collection. In the event of default by Borrower, Lender is entitled to recover from Borrower, and Borrower agrees to and shall pay to Lender, any and all fees, costs, and expenses incurred by Lender, including attorney’s fees, in connection with the Loan to the extent permitted by law. 9. MUTUAL WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (i) BROUGHT BY BORROWER, LENDER, OR ANY PERSON RELATING TO (a) THE LOANS OR ANY UNDERSTANDINGS OR PRIOR DEALINGS BETWEEN THE PARTIES OR (b) THE LOAN DOCUMENTS, OR, (ii) TO WHICH LENDER OR BORROWER IS A PARTY. IN THE EVENT THAT ANY OF THE FOREGOING LANGUAGE IS DEEMED TO BE UNENFORCEABLE, THE PARTIES SHALL SUBMIT ANY DISPUTE ARISING OUT OF THE AFOREMENTIONED ACTIONS OR PROCEEDINGS FOR RESOLUTION BY ARBITRATION UNDER THE PROVISIONS OF THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES. 10. Notice, Communications and Use of E-Mail and Other Electronic Formats. 10.1 Notice, Execution and Communications. Unless otherwise expressly provided in the Loan Documents, all notices and other communications shall be in writing. All such written notices shall be mailed, faxed, emailed or delivered to the applicable address, FAX number or email as each party provides to the other from time to time. Loan Documents may be signed and delivered by FAX, telecopy, emailed or any other electronic means that produce Borrower’s signature. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on all parties thereto. Lender may require that any such document and signature be confirmed by manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any electronically delivered document. Email, internet or intranet websites may be used only to distribute routine communications such as financial statements, billing statements and other like information and to distribute Loan Documents for execution. Borrower agrees to conduct transactions by electronic means. 10.2 Use of Electronic Documents. Electronically stored copies of Loan Documents are considered to be the complete, valid, authentic and enforceable records of such Loan Documents and admissible in judicial or administrative proceedings to the same extent as if the documents were originally generated and maintained in printed form. Borrower shall not contest the admissibility or enforceability of Lender’s electronically stored copies of any Loan Document. 11. Definitions. As used herein, the following terms are defined as follows: “Date of Disbursement” means the date that loan funds are disbursed by Lender. “Loan Document(s)” means one or more, as the context requires, of this Note and Agreement and the documents signed by or on behalf of the Borrower to evidence this Loan and all amendments, modifications or supplements thereto. “Maturity Date” means the earlier of: (i) the first date of the month following the two year anniversary of the date Borrower first applied for forgiveness under the Act; (ii) the accelerated maturity date of the Loan as permitted by the Loan Documents signed in connection with the Loan or applicable law; or (iii) the date determined in accordance with updated guidance from SBA under the Act. “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof). 12. No Waiver. Lender’s failure to take, or delay in taking, any action with regard to any default by Borrower does not and shall not constitute a waiver of any right or remedy Lender has or may have with regard to any such default or any other default. Lender, at its election, may pursue any remedy available to it at law with regard to any default by Borrower without waiving its right to pursue any other remedy available to it at law; Lender expressly reserves, and does not waive, any right or remedy available to it at law. 13. Applicable Law. The Loan Documents shall be governed by and construed in accordance with federal laws applicable to PPP, the Act, and shall otherwise be governed by the laws of the state in which Borrower is domiciled at the time the Loan Documents are executed or, if more than one or in not a state of the United States of America, then the state in which this Note and Agreement was executed by Lender. Note and Agreement (04-20) Page 3 of 4

DocuSign Envelope ID: F7BD87B5-1F95-4C2B-855B-514503F34A41 14. Choice of Forum. Any dispute that arises under or relates to any Loan Document (whether contract, tort, or both) shall be resolved in the forum in which the branch office of Lender originating the Loan is located. 15. Counterparts. The Loan Documents may be executed in any number of counterparts and by different parties in separate counterparts, each of which when executed and delivered will be deemed an original and all of which counterparts taken together will constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signatures thereon provided that such signature page is attached to any other counterpart identical thereto having additional signature pages executed by any other party. THIS NOTE AND AGREEMENT AND THE EXHIBITS AND DOCUMENTS REFERRED TO HEREIN ARE INTENDED BY THE PARTIES AS THE FINAL EXPRESSION OF THEIR NOTE AND AGREEMENT AND ARE INTENDED AS A COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS AND CONDITIONS THEREOF. THIS NOTE AND AGREEMENT AND THE AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF A CONTEMPORANEOUS ORAL AGREEMENT BETWEEN LENDER AND BORROWER. BY SIGNING THIS NOTE AND AGREEMENT, BORROWER AFFIRMS THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES EXISTS AS OF THE DATE THIS NOTE AND AGREEMENT IS SIGNED. BORROWER: Crimson Wine Group, LTD., a Delaware corporation By: Karen Diepholz, Chief Financial Officer Note and Agreement (04-20) Page 4 of 4

DocuSign Envelope ID: F7BD87B5-1F95-4C2B-855B-514503F34A41 INTEREST RATE DISCLOSURE STATEMENT Date: April 20, 2020 Loan No. 009000075965 Borrower: Crimson Wine Group Lender: American AgCredit, PCA The following disclosures are made in accordance with Section 4.13(a) of the Farm Credit Act of 1971, as amended by the Agricultural Credit Act of 1987 (12 U.S.C. 2199). This Loan is not subject to the Truth-in-Lending Act, 15 U.S.C. Sections 1601 et seq., and the effective interest rate described herein should not be interpreted as the equivalent of the annual percentage rate under Truth-in-Lending standards. STATED INTEREST RATE EFFECTIVE INTEREST RATE The rate of interest currently The stated rate of interest adjusted to take into account the applicable to the Loan purchase of stock and loan origination charges, if any 1.00% 1.00% The effective interest rate set forth above is based on stock or participation certificates of $0.00 and loan origination charges of $0.00. LOAN OPTIONS: Lender offers short and intermediate-term loans. Loans for production, operational or harvest needs, with a maturity of one year or less, loans for capital purposes with a maturity up to seven years; and subject to special eligibility requirements, Special 10-year IT or 15-year aquatic loans. TYPE OF RATE: During the term of the loan, the stated rate of interest for this loan shall not be subject to change. BORROWER RIGHTS: Borrower understands and agrees that this Loan in NOT subject to Borrower's rights provisions pursuant to the Farm Credit Act of 1971, as outlined below: Review of lnterest Rate: Except for fixed rate loans, a Borrower, on request, may obtain a review of the loan by the loan officer to determine if the proper interest rate has been assigned, receive a written explanation of the basis for the interest rate charged and receive a written explanation of how the Borrower's credit status may be improved in order to receive a lower rate. Access to Documents: Borrowers are entitled to receive copies of any document signed or furnished by them, as well as any appraisal of the Borrower's assets made or used by the Lender. Restructuring Application and Notice of Action on Application: The Lender may not commence loan foreclosure unless at least 45 days before such commencement, Lender has provided Borrower with a copy of its restructuring policy and forms on which Borrower may submit a request for loan restructure. The Lender shall provide prompt written notice of action taken on loan and restructure applications, including notice of a right to review if the loan or restructure application is denied or if the loan application is reduced. A copy of Lender's Loan Restructuring Policy is available on request. Borrowers Who Meet Loan Obligations: Lender may not foreclose on any loan solely because of Borrower's failure to post additional collateral, if Borrower has made all accrued payments of principal, interest and penalties. Lender may not require reduction of the principal balance by any amount exceeding a regularly scheduled principal installment, when due, unless the Borrower sells or disposes of part or all of the collateral and the proceeds are not applied to the loan, or the Borrower and Lender agree otherwise in writing. If Borrower pays all accrued payments, including penalties, Lender may not enforce acceleration of the loan based solely on Borrower's prior untimely payments. Lender may not-require a Borrower who has pledged agricultural property to waive any state mediation rights. Right of First Refusal: Agricultural real estate acquired by the Lender cannot be sold or leased by the Lender until it first notifies the previous owner of the right to purchase or lease the property at the appraised fair market value or fair rental value as the case may be. If the Lender first elects to sell by public auction or other competitive bidding process, it must first notify the previous owner of the availability of the property and disclose the minimum amount, if any, required to qualify a bid as acceptable to the Lender. Interest Rate Disclosure Statement (04-20) (Page 1 of 1)